EXHIBIT 23.1






                          INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Registration Statement of Palmetto Banchshares, Inc. on Form S-8 of our report dated February 7, 2003, included in the Annual Report on Form 10-K of Palmetto Banchares, Inc. for the year ended December 31, 2002.

                                       /s/ Elliott Davis, LLC


Greenville, South Carolina
August 20, 2003